UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2005

Power3 Medical Products, Inc.

(Exact name of registrant as specified in its charter)

New York	0-24921	65-0565144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas  77381

(Address of principal executive offices and zip code)

(281) 466-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

Power3 Medical Products, Inc. (“the Company” or “Power3”) is in the process of preparing a restatement of its unaudited consolidated financial statements for the six and nine months periods ending June 30, 2004 and September 30, 2004 respectively, and for its three month period ending March 31, 2005.   The Company is reporting the accounting treatment of its May 18, 2004 transaction with Advanced BioChem as purchase accounting, in a related party transaction, rather than its previous accounting treatment as recapitalization, as in a reverse acquisition.  The Company intends to file amendments to its Quarterly Reports on Form 10-QSB and 10-QSB/A for the quarterly periods ending June 30, 2004, September 30, 2004 and March 31, 2005.  Item 4.02 contains additional information about adjustments to the financial results of the Company, and is incorporated herein by reference.

Item 4.02.              Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

After completing an interim review in preparation for the issuance of the Form 10-QSB for the six month period ended June 30, 2005, the management and Board of Directors of Power3 concluded, on August 5, 2005 that the Company’s consolidated financial statements contained within the Company’s Quarterly Reports filed on Form 10-QSB and 10-QSB/A for the quarterly periods ended June 30, 2004, September 30, 2004 and March 31, 2005, should be restated, and that such previously filed financial statements should no longer be relied upon, as previously presented.  The Company intends to file amended consolidated financial statements for the aforementioned periods prior to, and contemporaneously with, the filing of its Form 10-KSB for year ended December 31, 2004 and its Quarterly Report on Form 10-QSB for the six month period ended June 30, 2005.

In May of 2004, Power3 acquired substantially all the assets and a set of liabilities from Industrial Enterprises of America, previously known as Advanced BioChem.  The restatement of Power3’s previously published financial statements, in the Company’s Quarterly Reports mentioned above, relates to this asset purchase transaction.  The restatement requires a recognition, in the restated Statement of Operations for the period, of the stock-based compensation expenses and consulting expenses associated with the transaction which occurred on May 18, 2004.  The restatement also results in a reclassification of the values reported within the Stockholder’s Deficit section of the Company’s balance sheet.

The management of Power3, after considerable review, has determined that the facts of the asset purchase transaction were misinterpreted resulting in a misapplication of GAAP.   As a result of these corrections, management has recommended, and the Board of Directors has approved, the restatement of the asset acquisition transaction which occurred on May 18, 2004 for the financial statements included in the Form 10-QSB’s as filed for the quarterly periods ended June 30, 2004, September 30, 2004 and March 31, 2005.

The Chief Accounting Officer of Power3, with the authorization of the Board of Directors of Power3, has discussed the restatement of its financial statements and the subject matter giving rise to the Company’s conclusion to restate its financial statements with the Company’s independent accounting firm.  The Company’s independent accounting firm, John A. Braden & Company agrees with the restatement of the financial statements and the Company’s interpretation of the subject matter giving rise to the Company’s conclusion to restate the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power3 Medical Products, Inc.

	By:	/s/ Steven B.Rash
President & Chief Executive Officer

Date: August 29, 2005